UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 8, 2005

Compex Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-9407	41-0985318
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1811 Old Highway 8, New Brighton, Minnesota		55112
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(651) 631-0590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On September 8, 2005, we published a press release, which is furnished as Exhibit 99.1 hereto, providing information regarding our results of operations and financial condition for the quarter and year ended June 30, 2005. On September 8, 2005, we held an earnings conference, called by press release dated September 1, 2005 and held with full public access, to present the quarterly and annual information, recent developments in new product initiatives and marketing efforts, and goals and objectives for the fiscal year ending June 30, 2006, as set forth in the script furnished as exhibit 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated September 8, 2005
99.2 Script of Conference Call dated September 8, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compex Technologies, Inc.

September 12, 2005	By:	Dan W. Gladney

Name: Dan W. Gladney
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 8, 2005
99.2	Transcript of Conference Call dated September 8, 2005